Exhibit 99.1

WisdomTree Announces First Quarter 2020 Results – Diluted Loss Per Share of ($0.06), or Earnings Per Share of $0.07, as adjusted

New York, NY – (GlobeNewswire) – May 1, 2020 – WisdomTree Investments, Inc. (NASDAQ: WETF) today reported financial results for the first quarter of 2020.

During the first quarter of 2020, market declines arising from the COVID-19 pandemic adversely impacted the market performance of most financial assets and sectors of the economy, including the AUM that we manage. While we have experienced a recent decline in revenue arising from this volatility, we continue to operate without disruption.

$21.9 million of non-cash charges, including (i) a $19.7 million impairment charge related to our financial interests in AdvisorEngine in anticipation of our exit from this investment and (ii) a loss on revaluation of deferred consideration of $2.2 million.

($8.6) million net loss, or $11.21 million net income, as adjusted, see “Non-GAAP Financial Measurements” for additional information.

$50.3 billion of ending AUM, a decrease of 20.9% resulting from the market declines associated with the COVID-19 pandemic.

$536 million of net outflows ($182 million of net inflows excluding HEDJ/DXJ), driven by outflows from our international developed market equity and U.S. equity products, partly offset by inflows into our commodity products.

0.43% average global advisory fee, a decrease of 1.0 basis point due to AUM mix shift.

$63.9 million of operating revenues, a decrease of 7.3% primarily due to lower average AUM and a lower average global advisory fee.

77.3% gross margin1, unchanged from the prior quarter.

24.5% operating income margin (25.1%1 as adjusted), a 3.0 point increase (3.1 point increase, as adjusted1) primarily due to reduced discretionary spending as a result of the COVID-19 pandemic.

$5.0 million of available capital used to pay down debt, in connection with our capital management strategy.

$0.03 quarterly dividend declared, payable on May 27, 2020 to stockholders of record as of the close of business May 13, 2020.

Update from Jonathan Steinberg, WisdomTree CEO

“The combination of our investments in technology over the past several years and our resilient business model allowed us to seamlessly work through these unprecedented circumstances with no compromise to our high standards of operational excellence and client service. We remain committed to helping our clients navigate these markets, manage their businesses and better serve their customers while protecting our number one asset, our employees.”

“Like all asset managers, market declines have impacted our business, but we are responsibly managing costs and WisdomTree remains differentiated, confident and well positioned for the future. March disrupted the strong momentum we had built in the business, but the setback was only temporary, and we remain focused on our 2020 plan of growth, performance and innovation.”

OPERATING AND FINANCIAL HIGHLIGHTS

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Consolidated Operating Highlights ($, in billions):
AUM	$50.3	$63.6	$60.0	$60.4	$59.1
Net inflows/(outflows)	$(0.5)	$0.4	$(0.7)	$0.3	$0.6
Average AUM	$59.8	$61.9	$60.3	$58.6	$57.7
Average advisory fee	0.43%	0.44%	0.44%	0.45%	0.46%

Consolidated Financial Highlights ($, in millions, except per share amounts):
Operating revenues	$63.9	$68.9	$67.7	$66.3	$65.5
Net (loss)/income	$(8.6)	$(25.9)	$4.2	$2.5	$8.8
Diluted (loss)/earnings per share	$(0.06)	$(0.17)	$0.02	$0.01	$0.05
Operating income margin	24.5%	21.5%	23.8%	18.0%	16.3%
As Adjusted (Non-GAAP1):
Gross Margin	77.3%	77.3%	77.7%	76.5%	76.8%
Net income, as adjusted	$11.2	$10.1	$10.6	$7.8	$7.7
Diluted earnings per share, as adjusted	$0.07	$0.06	$0.06	$0.05	$0.05
Operating income margin, as adjusted	25.1%	22.0%	24.1%	20.2%	19.9%

RECENT BUSINESS DEVELOPMENTS

Company News

•  In February 2020, we completed the sale of our Canadian ETF business to CI Financial Corp.

•  In March 2020, we were awarded ‘Best European Commodity ETF Provider’ at the ETF Express 2020 European Awards.

Product News

•  In February 2020, we launched two Siegel-WisdomTree Model Portfolios, in collaboration with Jeremy Siegel, WisdomTree’s Senior Investment Strategy Advisor and Professor of Finance at The Wharton School; and we launched the EURO trading line for the WisdomTree Bitcoin ETP. The WisdomTree Bitcoin ETP listed on Six, the Swiss stock exchange is now available in Euro (WBTC) and USD (BTCW) trading currencies.

•  In March 2020, we launched the WisdomTree Battery Solutions UCITS ETF (VOLT) on the London Stock Exchange, Borsa Italiana and Boerse Xetra.

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Operating Revenues:
Advisory fees	$62,950	$68,179	$67,006	$65,627	$64,840
Other income	924	728	712	666	645

Total revenues	63,874	68,907	67,718	66,293	65,485

Operating Expenses:
Compensation and benefits	17,295	19,280	18,880	21,300	21,301
Fund management and administration	14,485	15,650	15,110	15,576	15,166
Marketing and advertising	2,468	3,551	3,022	2,910	2,680
Sales and business development	3,417	5,329	4,354	4,171	4,422
Contractual gold payments	3,760	3,516	3,502	3,110	3,098
Professional and consulting fees	1,273	1,604	1,259	1,296	1,482
Occupancy, communications and equipment	1,551	1,587	1,549	1,548	1,618
Depreciation and amortization	256	253	259	264	269
Third-party distribution fees	1,355	1,146	1,503	1,919	2,400
Acquisition and disposition-related costs	383	366	190	33	313
Other	1,997	1,816	1,959	2,255	2,053

Total operating expenses	48,240	54,098	51,587	54,382	54,802

Operating income	15,634	14,809	16,131	11,911	10,683
Other Income/(Expenses):
Interest expense	(2,419)	(2,606)	(2,832)	(2,910)	(2,892)
(Loss)/gain on revaluation of deferred consideration – gold payments	(2,208)	(5,354)	(6,306)	(4,037)	4,404
Interest income	163	936	799	818	779
Impairments	(19,672)	(30,138)	—	—	(572)
Other gains and losses, net	(2,507)	(2)	843	284	(4,627)

(Loss)/income before income taxes	(11,009)	(22,355)	8,635	6,066	7,775
Income tax (benefit)/expense	(2,371)	3,525	4,483	3,587	(1,049)

Net (loss)/income	$(8,638)	$(25,880)	$4,152	$2,479	$8,824

(Loss)/earnings per share – basic	($0.06)	($0.17)	$0.02	$0.01	$0.05
(Loss)/earnings per share – diluted	($0.06)	($0.17)	$0.02	$0.01	$0.05
Weighted average common shares – basic	152,519	151,948	151,897	151,818	151,625
Weighted average common shares – diluted	152,519	151,948	167,163	167,249	166,811

As Adjusted (Non-GAAP1)
Compensation and benefits	$17,295	$19,280	$18,880	$19,825	$19,281
Operating expenses	$47,857	$53,732	$51,397	$52,874	$52,469
Operating income	$16,017	$15,175	$16,321	$13,419	$13,016
Income before income taxes	$14,358	$13,503	$15,131	$11,611	$10,586
Income tax expense	$3,134	$3,396	$4,489	$3,798	$2,849
Net income	$11,224	$10,107	$10,642	$7,813	$7,737
Earnings per share – diluted	$0.07	$0.06	$0.06	$0.05	$0.05

QUARTERLY HIGHLIGHTS

Operating Revenues

•

Operating revenues decreased 7.3% from the fourth quarter of 2019 primarily due to lower average AUM of our U.S. listed products arising from market depreciation and net outflows, as well as a 1 basis point decline in our average global advisory fee due to AUM mix shift.

•

Operating revenues decreased 2.5% from the first quarter of 2019 primarily due to lower average AUM of our U.S. listed products arising from market depreciation and net outflows, as well as a 3 basis point decline in our average global advisory fee due to AUM mix shift. These declines were partly offset by higher average AUM of our International listed products.

•	Our average global advisory fee was 0.43%, 0.44% and 0.46% during the first quarter of 2020, the fourth quarter of 2019 and the first quarter of 2019, respectively.

Operating Expenses

•

Operating expenses decreased 10.8% from the fourth quarter of 2019 due to lower discretionary spending as a result of the COVID-19 pandemic, including lower sales and business development costs and marketing expenses. Fund management and administration costs were lower due to one-time costs recognized in the prior-period as we transitioned to new market making arrangements, as well as lower fund management and administration expenses resulting from the sale of our Canadian ETF business. Compensation expenses declined due to lower incentive compensation accruals, partly offset by seasonally higher payroll taxes associated with bonus payments made in the first quarter of 2020.

•

Operating expenses decreased 12.0% from the first quarter of 2019 largely due to lower compensation resulting from lower incentive compensation accruals as well as $2.0 million of severance expense included in the prior period, lower third-party distribution fees and lower sales and business development expenses.

Other Income/(Expenses)

•

We recognized a non-cash loss on revaluation of deferred consideration of ($2.2) million and ($5.4) million during the first quarter of 2020 and fourth quarter of 2019, respectively, and a non-cash gain on revaluation of deferred consideration of $4.4 million during the first quarter of 2019. These (losses)/gains arose due to an increase/(decrease) in forward-looking gold prices when compared to the previous periods forward-looking gold curves. The magnitude of any gain or loss recognized is highly correlated to the magnitude of the change in the forward-looking price of gold.

•

Interest expense decreased 7.2% from the fourth quarter of 2019 due to a lower level of debt outstanding. During the first quarter of 2020, we used $5.0 million of available capital to pay down our debt in connection with our capital management strategy.

•	During the first quarter of 2020 and fourth quarter of 2019, we recognized a non-cash impairment charge of $19.7 million and $30.1 million, respectively, on our investment in AdvisorEngine.

•

Other gains and losses, net, includes charges of $6.0 million and $4.3 million for the first quarter of 2020 and the first quarter of 2019, respectively, arising from a release of a tax-related indemnification asset upon the expiration of the statute of limitations. An equal and offsetting benefit has been recognized in income tax expense. In addition, during the first quarter of 2020, we recognized a gain of $2.9 million associated with the sale of our Canadian ETF business to CI Financial Corp.

Income Taxes

•

Our effective income tax rate for the first quarter of 2020 of 21.5% resulted in an income tax benefit of $2.4 million. Our tax rate differs from the federal statutory tax rate of 21% primarily due a tax benefit of $6.0 million recognized in connection with the release of the tax-related indemnification asset described above, a $2.9 million non-taxable gain recognized upon sale of our Canadian ETF business and a lower tax rate on foreign earnings, partly offset by a valuation allowance on capital losses, tax shortfalls associated with the vesting and exercise of stock-based compensation awards and a non-deductible loss on revaluation of deferred consideration.

•	Our adjusted effective income tax rate was 21.8%[1].

CONFERENCE CALL

WisdomTree will discuss its results and operational highlights during a conference call on Friday, May 1, 2020 at 9:00 a.m. ET. The call-in number will be (877) 303-7209. Anyone outside the U.S. or Canada should call (970) 315-0420. The slides used during the presentation will be available at http://ir.wisdomtree.com. For those unable to join the conference call at the scheduled time, an audio replay will be available on http://ir.wisdomtree.com.

ABOUT WISDOMTREE

WisdomTree Investments, Inc., through its subsidiaries in the U.S. and Europe (collectively, “WisdomTree”), is an ETF and ETP sponsor and asset manager headquartered in New York. WisdomTree offers products covering equity, commodity, fixed income, leveraged and inverse, currency and alternative strategies. WisdomTree currently has approximately $55.2 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree Investments, Inc. and its subsidiaries worldwide.

[1]	See “Non-GAAP Financial Measurements.”

Contact Information:

Investor Relations	Media Relations
Jason Weyeneth, CFA	Jessica Zaloom
+1.917.267.3858	+1.917.267.3735
jweyeneth@wisdomtree.com	jzaloom@wisdomtree.com

WisdomTree Investments, Inc.

Key Operating Statistics (Unaudited)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
GLOBAL ETPs ($ in millions)
Beginning of period assets	$63,615	$59,981	$60,389	$59,112	$54,094
Assets sold	(778)	—	—	—	—
Inflows/(outflows)	(536)	390	(698)	343	561
Market appreciation/(depreciation)	(11,958)	3,247	471	934	4,544
Fund closures	(20)	(3)	(181)	—	(87)

End of period assets	$50,323	$63,615	$59,981	$60,389	$59,112

Average assets during the period	$59,819	$61,858	$60,306	$58,575	$57,683
Average advisory fee during the period	0.43%	0.44%	0.44%	0.45%	0.46%
Revenue days	91	92	92	91	90
Number of ETFs – end of the period	331	349	348	536	534

U.S. LISTED ETFs ($ in millions)
Beginning of period assets	$40,600	$37,592	$39,220	$39,366	$35,486
Inflows/(outflows)	(1,273)	563	(1,198)	(166)	147
Market appreciation/(depreciation)	(10,424)	2,448	(430)	20	3,820
Fund closures	(10)	(3)	—	—	(87)

End of period assets	$28,893	$40,600	$37,592	$39,220	$39,366

Average assets during the period	$36,936	$39,094	$37,857	$38,945	$38,061
Average advisory fee during the period	0.43%	0.44%	0.44%	0.44%	0.45%
Number of ETFs – end of the period	77	80	80	79	77

INTERNATIONAL LISTED ETPs ($ in millions)
Beginning of period assets	$23,015	$22,389	$21,169	$19,746	$18,608
Assets sold	(778)	—	—	—	—
Inflows/(outflows)	737	(173)	500	509	414
Market appreciation/(depreciation)	(1,534)	799	901	914	724
Fund closures	(10)	—	(181)	—	—

End of period assets	$21,430	$23,015	$22,389	$21,169	$19,746

Average assets during the period	$22,883	$22,764	$22,449	$19,630	$19,622
Average advisory fee during the period	0.43%	0.44%	0.44%	0.46%	0.47%
Number of ETPs – end of the period	254	269	268	457	457

PRODUCT CATEGORIES ($ in millions)

Commodity & Currency
Beginning of period assets	$20,326	$19,954	$18,445	$16,979	$16,212
Inflows/(outflows)	780	(266)	532	564	228
Market appreciation/(depreciation)	(1,018)	638	977	902	539

End of period assets	$20,088	$20,326	$19,954	$18,445	$16,979

Average assets during the period	$20,643	$20,146	$19,796	$16,912	$16,994

U.S. Equity
Beginning of period assets	$17,746	$16,296	$15,903	$15,759	$13,222
Inflows/(outflows)	(285)	458	241	108	639
Market appreciation/(depreciation)	(5,302)	992	152	36	1,898

End of period assets	$12,159	$17,746	$16,296	$15,903	$15,759

Average assets during the period	$16,022	$16,983	$15,885	$15,690	$14,823

International Developed Market Equity
Beginning of period assets	$13,089	$12,243	$13,391	$14,141	$14,309
Inflows/(outflows)	(1,107)	(139)	(1,011)	(741)	(1,575)
Market appreciation/(depreciation)	(3,300)	985	(137)	(9)	1,407

End of period assets	$8,682	$13,089	$12,243	$13,391	$14,141

Average assets during the period	$11,515	$12,684	$12,453	$13,675	$14,280

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Emerging Market Equity
Beginning of period assets	$6,494	$5,787	$6,062	$5,714	$5,275
Inflows/(outflows)	59	193	173	355	(94)
Market appreciation/(depreciation)	(1,887)	514	(448)	(7)	533

End of period assets	$4,666	$6,494	$5,787	$6,062	$5,714

Average assets during the period	$6,002	$6,082	$5,824	$5,767	$5,492
Fixed Income
Beginning of period assets	$3,633	$3,390	$4,009	$3,772	$2,345
Inflows/(outflows)	17	212	(601)	219	1,403
Market appreciation/(depreciation)	(86)	31	(18)	18	24

End of period assets	$3,564	$3,633	$3,390	$4,009	$3,772

Average assets during the period	$3,697	$3,589	$3,792	$3,867	$3,268
Leveraged & Inverse
Beginning of period assets	$1,058	$1,046	$1,019	$1,085	$981
Inflows/(outflows)	(81)	14	(1)	(59)	147
Market appreciation/(depreciation)	(78)	(2)	28	(7)	(43)

End of period assets	$899	$1,058	$1,046	$1,019	$1,085

Average assets during the period	$1,043	$1,078	$1,053	$1,075	$1,074
Alternatives
Beginning of period assets	$394	$461	$505	$616	$739
Inflows/(outflows)	(77)	(68)	(45)	(106)	(138)
Market appreciation/(depreciation)	(55)	1	1	(5)	15

End of period assets	$262	$394	$461	$505	$616

Average assets during the period	$358	$437	$483	$563	$653
Closed ETPs
Beginning of period assets	$875	$804	$1,055	$1,046	$1,011
Assets sold	(778)	—	—	—	—
Inflows/(outflows)	158	(14)	14	3	(49)
Market appreciation/(depreciation)	(232)	88	(84)	6	171
Fund closures	(20)	(3)	(181)	—	(87)

End of period assets	$3	$875	$804	$1,055	$1,046

Average assets during the period	$539	$859	$1,020	$1,026	$1,099
Headcount	210	208	212	214	216

Note: Previously issued statistics may be restated due to fund closures and trade adjustments

Source: WisdomTree

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	Mar. 31, 2020	Dec. 31, 2019
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$68,429	$74,972
Securities owned, at fair value	20,261	17,319
Accounts receivable	22,728	26,838
Prepaid expenses	4,221	3,724
Other current assets	171	207

Total current assets	115,810	123,060
Fixed assets, net	7,914	8,127
Notes receivable	8,500	28,172
Securities held-to-maturity	10,864	16,863
Deferred tax assets, net	2,863	7,398
Investments	11,192	11,192
Right of use assets – operating leases	17,680	18,161
Goodwill	85,856	85,856
Intangible assets	601,247	603,294
Other noncurrent assets	750	983

Total assets	$862,676	$903,106

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Current liabilities:
Fund management and administration payable	$22,053	$22,021
Compensation and benefits payable	3,424	26,501
Deferred consideration – gold payments	14,500	13,953
Securities sold, but not yet purchased, at fair value	469	582
Operating lease liabilities	3,470	3,682
Income taxes payable	1,284	3,372
Accounts payable and other liabilities	9,129	8,930

Total current liabilities	54,329	79,041
Debt	171,548	175,956
Deferred consideration – gold payments	160,800	159,071
Operating lease liabilities	18,661	19,057

Total liabilities	405,338	433,125
Preferred stock – Series A Non-Voting Convertible, par value $0.01; 14.750 shares authorized, issued and outstanding	132,569	132,569

STOCKHOLDERS’ EQUITY
Common stock, par value $0.01; 250,000 shares authorized:
Issued and outstanding: 156,424 and 155,264 at March 31, 2020 and December 31, 2019, respectively	1,564	1,553
Additional paid-in capital	349,495	352,658
Accumulated other comprehensive income	92	945
Accumulated deficit	(26,382)	(17,744)

Total stockholders’ equity	324,769	337,412

Total liabilities and stockholders’ equity	$862,676	$903,106

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Cash flows from operating activities:
Net (loss)/income	$(8,638)	$8,824
Adjustments to reconcile net (loss)/income to net cash (used in)/provided by operating activities:
Impairments	19,672	572
Advisory fees received in gold and other precious metals	(13,860)	(11,389)
Deferred income taxes	4,526	3,048
Contractual gold payments	3,760	3,098
Stock-based compensation	3,239	3,072
Gain on sale –Canadian ETF business	(2,877)	—
Loss/(gain) on revaluation of deferred consideration – gold payments	2,208	(4,404)
Amortization of right of use asset	798	798
Amortization of credit facility issuance costs	723	711
Paid-in-kind interest income	—	(595)
Depreciation and amortization	256	269
Other	(31)	3
Changes in operating assets and liabilities:
Securities owned, at fair value	(2,942)	2,454
Accounts receivable	5,850	(1,939)
Income taxes payable	(2,032)	(604)
Prepaid expenses	(616)	419
Gold and other precious metals	9,838	7,975
Other assets	139	182
Fund management and administration payable	537	4,274
Compensation and benefits payable	(22,688)	(9,250)
Securities sold, but not yet purchased, at fair value	(112)	(360)
Operating lease liabilities	(926)	(881)
Accounts payable and other liabilities	542	1,575

Net cash (used in)/provided by operating activities	(2,634)	7,852

Cash flows from investing activities:
Purchase of fixed assets	(50)	(7)
Proceeds from held-to-maturity securities maturing or called prior to maturity	6,030	18
Proceeds from sale of Canadian ETF business, net	2,774	—

Net cash provided by investing activities	8,754	11

Cash flows from financing activities:
Dividends paid	(5,136)	(5,097)
Repayment of debt	(5,000)	—
Shares repurchased	(1,495)	(2,005)
Proceeds from exercise of stock options	240	14

Net cash used in financing activities	(11,391)	(7,088)

(Decrease)/increase in cash flows due to changes in foreign exchange rate	(1,272)	383

(Decrease)/increase in cash and cash equivalents	(6,543)	1,158
Cash and cash equivalents – beginning of year	74,972	77,784

Cash and cash equivalents – year	$68,429	$78,942

Supplemental disclosure of cash flow information:
Cash paid for taxes	$1,147	$707

Cash paid for interest	$2,312	$2,224

Non-GAAP Financial Measurements

In an effort to provide additional information regarding our results as determined by GAAP, we also disclose certain non-GAAP information which we believe provides useful and meaningful information. Our management reviews these non-GAAP financial measurements when evaluating our financial performance and results of operations; therefore, we believe it is useful to provide information with respect to these non-GAAP measurements so as to share this perspective of management. Non-GAAP measurements do not have any standardized meaning, do not replace nor are superior to GAAP financial measurements and are unlikely to be comparable to similar measures presented by other companies. These non-GAAP financial measurements should be considered in the context with our GAAP results. The non-GAAP financial measurements contained in this release include:

•

Adjusted compensation, operating income, operating expenses, income before income taxes, income tax expense, net income and diluted earnings per share. We disclose adjusted compensation, operating income, operating expenses, income before income taxes, income tax expense, net income and diluted earnings per share as non-GAAP financial measurements in order to report our results exclusive of items that are non-recurring or not core to our operating business. We believe presenting these non-GAAP financial measures provides investors with a consistent way to analyze our performance. These non-GAAP financial measures exclude the following:

•

Unrealized gains or losses on the revaluation of deferred consideration: Deferred consideration is an obligation we assumed in connection with the ETFS acquisition that is carried at fair value. This item represents the present value of an obligation to pay fixed ounces of gold into perpetuity and is measured using forward-looking gold prices. Changes in the forward-looking price of gold may have a material impact on the carrying value of the deferred consideration and our reported financial results. We exclude this item when calculating our non-GAAP financial measurements as it is not core to our operating business. The item is not adjusted for income taxes as the obligation was assumed by a wholly-owned subsidiary of ours that is based in Jersey, a jurisdiction where we are subject to a zero percent tax rate.

•

Tax shortfalls and windfalls upon vesting and exercise of stock-based compensation awards: GAAP requires the recognition of tax windfalls and shortfalls within income tax expense. These items arise upon the vesting and exercise of stock-based compensation awards and the magnitude is directly correlated to the number of awards vesting/exercised as well as the difference between the price of our stock on the date the award was granted and the date the award vested or was exercised. We exclude these items when calculating our non-GAAP financial measurements as they introduce volatility in earnings and are not core to our operating business.

•

Other items: Impairment charges, gain recognized upon sale of our Canadian ETF business, severance expense and acquisition and disposition-related costs are excluded when calculating our non-GAAP financial measurements.

•

Adjusted effective income tax rate. We disclose our adjusted effective income tax rate as a non-GAAP financial measurement in order to report our effective income tax rate exclusive of items that are non-recurring or not core to our operating business. We believe reporting our adjusted effective income tax rate provides investors with a consistent way to analyze our income taxes. Our adjusted effective income tax rate is calculated by dividing adjusted income tax expense by adjusted income before income taxes. See above for information regarding the items that are excluded.

•

Gross margin and gross margin percentage. We disclose our gross margin and gross margin percentage as non-GAAP financial measurements because we believe they provide investors with a consistent way to analyze the amount we retain after paying third-party service providers to operate our ETPs. These measures also assist us in analyzing the profitability of our products. We define gross margin as total operating revenues less fund management and administration expenses. Gross margin percentage is calculated as gross margin divided by total operating revenues.

•

Adjusted operating income margin. We disclose adjusted operating income margin as a non-GAAP financial measurement in order to report our operating income margin exclusive of items that are non-recurring or not core to our operating business.

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

GAAP to NON-GAAP RECONCILIATION (CONSOLIDATED)

(in thousands)

(Unaudited)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Adjusted Net Income and Diluted Earnings per Share:
Net (loss)/income, as reported	$(8,638)	$(25,880)	$4,152	$2,479	$8,824
Add back/(deduct): Loss/(gain) on revaluation of deferred consideration	2,208	5,354	6,306	4,037	(4,404)
Add back: Impairments, net of income taxes	19,672	30,138	—	—	572
Deduct: Gain recognized upon sale of our Canadian ETF business	(2,877)	—	—	—	—
Add back: Severance expense, net of income taxes	—	—	—	1,194	1,521
Add back: Tax shortfalls upon vesting and exercise of stock-based compensation awards	501	142	30	76	971
Add back: Acquisition and disposition-related costs, net of income taxes	358	353	154	27	253

Adjusted net income	$11,224	$10,107	$10,642	$7,813	$7,737
Weighted average common shares - diluted	167,561	167,203	167,163	167,249	166,811

Adjusted earnings per share - diluted	$0.07	$0.06	$0.06	$0.05	$0.05

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Gross Margin and Gross Margin Percentage:
Operating revenues	$63,874	$68,907	$67,718	$66,293	$65,485
Less: Fund management and administration	(14,485)	(15,650)	(15,110)	(15,576)	(15,166)

Gross margin	$49,389	$53,257	$52,608	$50,717	$50,319

Gross margin percentage	77.3%	77.3%	77.7%	76.5%	76.8%

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Adjusted Operating Income and Adjusted Operating Income Margin:
Operating revenues	$63,874	$68,907	$67,718	$66,293	$65,485

Operating income	$15,634	$14,809	$16,131	$11,911	$10,683
Add back: Severance expense, before income taxes	—	—	—	1,475	2,020
Add back: Acquisition and disposition-related costs, before income taxes	383	366	190	33	313

Adjusted operating income	$16,017	$15,175	$16,321	$13,419	$13,016

Adjusted operating income margin	25.1%	22.0%	24.1%	20.2%	19.9%

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June. 30, 2019	Mar. 31, 2019
Adjusted Compensation:
Compensation expense	$17,295	$19,280	$18,880	$21,300	$21,301
Deduct: Severance expense, before income taxes	—	—	—	(1,475)	(2,020)

Adjusted compensation expense	$17,295	$19,280	$18,880	$19,825	$19,281

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Adjusted Total Operating Expenses:
Total operating expenses	$48,240	$54,098	$51,587	$54,382	$54,802
Deduct: Severance expense, before income taxes	—	—	—	(1,475)	(2,020)
Deduct: Acquisition and disposition-related costs, before income taxes	(383)	(366)	(190)	(33)	(313)

Adjusted operating expenses	$47,857	$53,732	$51,397	$52,874	$52,469

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Adjusted Income Before Income Taxes:
(Loss)/income before income taxes	$(11,009)	$(22,355)	$8,635	$6,066	$7,775
Add back/(deduct): Loss/(gain) on revaluation of deferred consideration	2,208	5,354	6,306	4,037	(4,404)
Add back: Impairments, before income taxes	19,672	30,138	—	—	572
Add back: Loss recognized upon reduction of a tax-related indemnification asset	5,981	—	—	—	4,310
Deduct: Gain recognized upon sale of our Canadian ETF business	(2,877)	—	—	—	—
Add back: Acquisition and disposition-related costs, before income taxes	383	366	190	33	313
Add back: Severance expense, before income taxes	—	—	—	1,475	2,020

Adjusted income before income taxes	$14,358	$13,503	$15,131	$11,611	$10,586

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019
Adjusted Income Tax Expense and Adjusted Effective Income Tax Rate:
Adjusted income before income taxes (above)	$14,358	$13,503	$15,131	$11,611	$10,586

Income tax (benefit)/expense	$(2,371)	$3,525	$4,483	$3,587	$(1,049)
Add back: Tax benefit arising from reduction of a tax-related indemnification asset	5,981	—	—	—	4,310
Deduct: Tax shortfalls upon vesting and exercise of stock-based compensation awards	(501)	(142)	(30)	(76)	(971)
Add back: Tax benefit arising from acquisition and disposition-related costs	25	13	36	6	60
Add back: Tax benefit arising from severance expense	—	—	—	281	499

Adjusted income tax expense	$3,134	$3,396	$4,489	$3,798	$2,849

Adjusted effective income tax rate	21.8%	25.1%	29.7%	32.7%	26.9%

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

In particular, forward-looking statements in this press release may include statements about

•	the COVID-19 pandemic;

•	anticipated trends, conditions and investor sentiment in the global markets and ETPs;

•	anticipated levels of inflows into and outflows out of our ETPs;

•	our ability to deliver favorable rates of return to investors;

•	competition in our business;

•	our ability to develop new products and services;

•	our ability to maintain current vendors or find new vendors to provide services to us at favorable costs;

•	our ability to successfully operate and expand our business in non-U.S. markets; and

•	the effect of laws and regulations that apply to our business.

Our business is subject to many risks and uncertainties, including without limitation:

•

declining prices of securities, gold and other precious metals and other commodities can adversely affect our business by reducing the market value of the assets we manage or causing WisdomTree ETP investors to sell their fund shares and trigger redemptions;

•

fluctuations in the amount and mix of our AUM, whether caused by disruptions in the financial markets or otherwise, including but not limited to a pandemic event such as COVID-19, may negatively impact revenues and operating margins, and may impede our ability to refinance our debt upon maturity, increase the cost of borrowing or result in our debt being called prior to maturity;

•	competitive pressures could reduce revenues and profit margins;

•

we derive a substantial portion of our revenues from a limited number of products, and as a result, our operating results are particularly exposed to investor sentiment toward investing in the products’ strategies and our ability to maintain the AUM of these products, as well as the performance of these products and market-specific and political and economic risk;

•

a significant portion of our AUM is held in products with exposure to U.S. and international developed markets and we therefore have exposure to domestic and foreign market conditions and are subject to currency exchange rate risks;

•	withdrawals or broad changes in investments in our ETPs by investors with significant positions may negatively impact revenues and operating margins;

•	over the last few years, we have expanded our business globally. This expansion subjects us to increased operational, regulatory, financial and other risks;

•	many of our ETPs have a limited track record, and poor investment performance could cause our revenues to decline; and

•

we depend on third parties to provide many critical services to operate our business and our ETPs. The failure of key vendors to adequately provide such services could materially affect our operating business and harm WisdomTree ETP investors.

Other factors, such as general economic conditions, including currency exchange rate fluctuations, also may have an effect on the results of our operations. For a more complete description of the risks noted above and other risks that could cause our actual results to differ from our current expectations, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.

The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward-looking statements do not represent our views as of any date other than the date of this press release.